WARRANT


THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH THE DISTRIBUTION HEREOF. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, OFFERED FOR SALE, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER OR EXEMPTION FROM SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS.
"THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO THE TERMS AND PROVISIONS OF A WARRANT PURCHASE AGREEMENT, DATED AS OF OCTOBER 31, 1995, BY AND AMONG LABOR READY, INC. (THE "COMPANY"), SEACOAST CAPITAL PARTNERS LIMITED PARTNERSHIP ("SEACOAST"), ALLIED INVESTMENT CORPORATION ("AIC"), ALLIED INVESTMENT CORPORATION II ("AIC II") AND ALLIED CAPITAL CORPORATION II ("ACC II"), AND A SHAREHOLDER AGREEMENT, DATED AS OF OCTOBER 31, 1995, BY AND AMONG THE COMPANY, SEACOAST, AIC, AIC II, ACC II AND THE SHAREHOLDERS OF THE COMPANY LISTED ON THE SIGNATURE PAGES THERETO (AS SUCH AGREEMENTS MAY BE SUPPLEMENTED, MODIFIED, AMENDED, OR RESTATED FROM TIME TO TIME, THE "AGREEMENTS"). COPIES OF THE AGREEMENTS ARE AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY."
227,456 shares of
Common Stock                                 Warrant No. W-1


                 WARRANT TO PURCHASE COMMON STOCK OF
                          LABOR READY, INC.


     This is to certify that, in consideration of __________ dollars ($______) and other valuable consideration, which is hereby acknowledged as received, Seacoast Capital Partners
Limited Partnership (the "Holder"), its successors and registered assigns, is entitled at any time after the date hereof and prior to 5:00 p.m. October 31, 2002, to exercise this Warrant to purchase __________(___________) shares of the common stock of Labor Ready, Inc., a Washington corporation, as the same shall be adjusted from time to time pursuant to the provisions of the Agreements at a price per share as specified in the Agreements and to exercise the other rights, powers, and privileges hereinafter provided, all on the terms and subject to the conditions specified in this Warrant and in the Agreements.

     This Warrant is issued under, and the rights represented hereby are subject to the terms and provisions contained in the Agreements, to all terms and provisions of which the registered holder of this Warrant, by acceptance of this Warrant, assents. Reference is hereby made to the Agreements for a more complete statement of the rights and limitations of rights of the registered holder of this Warrant and the rights and duties of the Company under this Warrant. Copies of the Agreements are on file at the office of the Company.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed.

     Dated as of October ___, 1995.

                          LABOR READY, INC.



                          By:
                             Name:     Glenn A. Welstad
                             Title:    Chief Executive Officer

                         SUBSCRIPTION FORM

     (To be executed only upon exercise of Warrant)


     The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases ________ of the number of shares of Common Stock of Labor Ready, Inc. purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _______________________ whose address is
___________________________________________, and if such shares of Common Stock do not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable thereunder to be delivered to the undersigned.

     Dated:  _______________, 19__.




                                   By:
                                   Name:
                                   Title

                                   Address:




                         ASSIGNMENT FORM


     FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

          No. of Shares             Name and Address of Assignee





and does hereby irrevocably constitute and appoint as attorney
______________________ to register such transfer on the books of Labor Ready, Inc. maintained for the purpose, with full power of substitution in the premises.

     Dated:  _______________, 19__.


                                   By:
                                   Name:
                                   Title: